
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM 8-A

            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


                        DOV Pharmaceutical, Inc.
          ---------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

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
                  Delaware                                        22-3374365
  ----------------------------------------           ------------------------------------
  (State of Incorporation or Organization)           (I.R.S. Employer Identification no.)


Continental Plaza, 433 Hackensack Avenue, Hackensack, New Jersey       07601
-----------------------------------------------------------------   ----------
     (Address of Principal Executive Offices)                       (Zip Code)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. |_|                                   box. |X|

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
Securities Act registration statement file number to which this form relates: 333-81484
                                                                              ---------
                                                                           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


    Title of Each Class                     Name of Each Exchange on Which
    to be so Registered                     Each Class is to be Registered
------------------------------            --------------------------------------


          None
------------------------------            --------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                Common Stock, par value $0.0001 per share
                -----------------------------------------
                            (Title of class)

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             INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus contained in the Registration Statement on Form S-1 (the "Registration Statement"), filed under the Securities Act of 1933 with the Securities and Exchange Commission on January 28, 2002, File No. 333-81484, as amended (including after the date hereof pursuant to Rule 424(b) under the Securities Act of 1933), which information is incorporated herein by reference.

ITEM 2. EXHIBITS.

          (1) Specimen certificate for shares of Common Stock, par value $0.0001 per share, of the Registrant (incorporated by reference to Exhibit 4.2 to the Registration
               Statement).

          (2)  Form of Fourth Amended and Restated Certificate of
               Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).

          (3) Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.5 to the Registration Statement).

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                                SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              DOV PHARMACEUTICAL, INC.



                                              By: /s/ BERNARD BEER
                                                  ----------------------------
                                                  Name:  Bernard Beer
                                                  Title: President

Dated: April 10, 2002